Exhibit 99.1

November 3, 2008

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Re:	Ascend Acquisition Corp.
Commission File # 000-51840

Ladies and Gentlemen:

We have read the statements made by Ascend Acquisition Corp. in Item 4.01 of the accompanying Form 8-K, which is being filed with the Securities and Exchange Commission.  We agree with the statements in Item 4.01 concerning our firm.

Very truly yours,

McGLADREY & PULLEN, LLP